INVESTOR PRESENTATION: FOURTH QUARTER 2024

Safe Harbor and Other Information 3 Company Overview 5 Q4 2024 and Full Year Results 15 Appendix 22 TABLE OF CONTENTS 2

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 This presentation and related statements by management or spokespeople of A&F contain forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements, including, without limitation, statements regarding our fiscal 2025 first quarter and full year 2025 outlook, as well as our current assumptions, projections and expectations about our business and future events. Any such forward-looking statements involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the company’s control. The inclusion of such information should not be regarded as a representation by the company, or any other person, that the objectives of the company will be achieved. Words such as “estimate,” “project,” “plan,” “goal,” “believe,” “expect,” “anticipate,” “intend,” “should,” “are confident,” “will,” “could,” “outlook,” and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise any forward-looking statements, including any financial targets, estimates, or performance outlooks whether as a result of new information, future events, or otherwise. Factors that may cause results to differ from those expressed in our forward-looking statements include, but are not limited to, the factors disclosed in Part I, Item 1A. “Risk Factors” of the company’s Annual Report on Form 10-K for the fiscal year ended February 3, 2024, and in our subsequent reports and filings with the Securities and Exchange Commission, as well as the following factors: risks related to changes in global economic and financial conditions, including inflation, and the resulting impact on consumer spending generally and on our operating results, financial condition, and expense management, and our ability to adequately mitigate the impact; risks related to geopolitical landscape and conflicts, such as the recent attacks on marine vessels in the Red Sea, and the potential continuation or escalation of such conflicts and the impact of such conflicts on international trade, supplier delivery or increased freight costs, acts of terrorism, mass casualty events, social unrest, civil disturbance or disobedience; risks related to natural disasters and other unforeseen catastrophic events; risks related to our failure to engage our customers, anticipate customer demand, expectations, and changing fashion trends, and manage our inventory and product delivery; risks related to our failure to operate effectively in a highly competitive and constantly evolving industry; risks related to our ability to execute on, and maintain the success of, our strategic and growth initiatives, including those outlined in our 2025 Always Forward Plan; risks related to fluctuations in foreign currency exchange rates; risks related to fluctuations in our tax obligations and effective tax rate, including as a result of earnings and losses generated from our global operations, may result in volatility in our results of operations; risks related to global operations, including changes in the economic or political conditions where we sell or source our products or changes in import tariffs or trade restrictions, including implications related to the change in administration as a result of the 2024 U.S. presidential election; risks and uncertainty related to adverse public health developments; risks associated with climate change and other corporate responsibility issues; risks related to reputational harm to the company, its officers, and directors; risks related to actual or threatened litigation; risks related to cybersecurity threats and privacy or data security breaches; the potential loss or disruption to our information systems; and uncertainties related to future legislation, regulatory reform, policy changes, or interpretive guidance on existing legislation. RECLASSIFICATION OF CONSOLIDATED STATEMENT OF OPERATIONS In prior periods, the company included stores and distribution expense and marketing, general and administrative expense as individual expense categories on the Consolidated Statements of Operations. The company now believes presenting selling expense and general and administrative expense categories on the Consolidated Statements of Operations is more reflective of the current operating structure. As a result, the company reassessed the classification of certain marketing, store and distribution center support, and digital and technology expenses and made reclassification adjustments to align with the expense categories currently presented on the Condensed Consolidated Statements of Operations. In addition, the Company eliminated the gross profit subtotal on the Condensed Consolidated Statements of Operations. There were no changes to operating income or net income. Prior period amounts have been reclassified to conform to current year’s presentation. OTHER INFORMATION As used in this presentation, unless otherwise defined, references to "Americas" includes North America and South America, "EMEA" includes Europe, the Middle East and Africa and "APAC" includes the Asia-Pacific region, including Asia and Oceania. 3

4 REPORTING AND USE OF GAAP AND NON-GAAP MEASURES The following presentation includes certain adjusted non-GAAP financial measures. Additional details about non-GAAP financial measures and a reconciliation of GAAP financial measures to non-GAAP financial measures is included in the Appendix to this presentation. As used in the presentation, "GAAP" refers to accounting principles generally accepted in the United States of America. Sub-totals and totals may not foot due to rounding. Net income and net income per share financial measures included herein are attributable to Abercrombie & Fitch Co., excluding net income attributable to noncontrolling interests. The company believes that each of the non-GAAP financial measures presented are useful to investors as they provide a measure of the company’s operating performance excluding the effect of certain items which the company believes do not reflect its future operating outlook, such as asset impairment charges, therefore supplementing investors’ understanding of comparability of operations across periods. Management used these non-GAAP financial measures during the periods presented to assess the company’s performance and to develop expectations for future operating performance. Non-GAAP financial measures should be used supplemental to, and not as an alternative to, the company’s GAAP financial results, and may not be calculated in the same manner as similar measures presented by other companies. In addition, the company provides comparable sales, defined as the percentage year-over-year change in the aggregate of: (1) sales for stores that have been open as the same brand at least one year and whose square footage has not been expanded or reduced by more than 20% within the past year, with prior year’s net sales converted at the current year’s foreign currency exchange rate to remove the impact of foreign currency rate fluctuation, and (2) digital net sales with prior year’s net sales converted at the current year’s foreign currency exchange rate to remove the impact of foreign currency rate fluctuation. The company also provides certain financial information on a constant currency basis to enhance investors’ understanding of underlying business trends and operating performance, by removing the impact of foreign currency exchange rate fluctuations. The effect from foreign currency, calculated on a constant currency basis, is determined by applying current year average exchange rates to prior year results and is net of the year-over-year impact from hedging. The per diluted share effect from foreign currency is calculated using a 26% tax rate.

5 Abercrombie & Fitch Co. is a global, digitally-led, omnichannel apparel and accessories retailer catering to kids through millennials with assortments curated for their specific lifestyle needs Our corporate purpose of 'We are here for you on the journey to being and becoming who you are' fuels our customer-led brands and our global associates

COMPANY OVERVIEW 6 Built on a decade of transformation, and strengthening as we grow: • Two healthy, customer-driven brand families with distinct and large addressable markets; • Successful, regionally relevant brand playbooks, designed to attract, engage, retain, and scale long-term customer relationships; • Significant global growth opportunity leveraging leading capabilities in owned and operated channels, while pursuing new markets via franchise, wholesale, and licensing partnerships; • A strong omnichannel base, with a clean, highly profitable, and expanding store fleet, enhanced by a leading digital platform; • An agile “Read & React” inventory model to support customer demand and sustainable margins; • A durable balance sheet and consistent free cash flow profile, underpinned by a disciplined investment philosophy to maximize long-term value; • And, a strong culture driven by a winning, customer-obsessed team. OUR FOUNDATION

COMPANY OVERVIEW +1200 BPS 2024 EXPANSION FROM 2022 STABILIZE & TRANSFORM $127 $70 $(20) $343 $93 $485 $741 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 $3.6 $3.6 $3.1 $3.7 $3.7 $4.3 $4.9 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 STABILIZE & TRANSFORM SUSTAINABLE, PROFITABLE GROWTH WELL-BUILT FOUNDATION YIELDS STRONG RESULTS Net Sales (in $ billions) 7 Operating Income (Loss) (in $ millions) EXPECT 3% TO 5% GROWTH OP MARGIN 15%11%3%9%(1%)2%4% EXPECT 14% TO 15% MARGIN Y/Y GROWTH 16%16%0%19%(14%)1%3% COVID CLOSURE IMPACT COVID CLOSURE IMPACT >30% 2024 NET SALES GROWTH FROM 2022

COMPANY OVERVIEW 8

$1.46B $1.29B $1.56B $1.73B $2.20B $2.56B FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 60% 40% 9 278 GLOBAL NET SALES CUSTOMER STORES GLOBALLY STORES DIGITAL >10% GROWTH CAGR NET SALES BY CHANNEL (FY 2024) POST GRAD LOVES TO TRAVEL FASHION OBSESSED DIGITALLY-LED TARGETING MILLENNIALS ~ ~ PRODUCT NFL COLLECTION EXPERIENCE VOICE

$2.16B $1.83B $2.15B $1.96B $2.08B $2.39B FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 10 511 CUSTOMER GLOBAL NET SALES NET SALES BY CHANNEL (FY 2024) 30% 70% STORES DIGITAL STORES GLOBALLY +15% Y/Y COMING INTO THEIR OWN COMFORT OBSESSED VALUE VERSATILITY FINANCIALLY RELIANT TARGETING GEN Z TEEN W/ MILLENNIAL PARENTS ~ ~ VOICE GRAPHICS SHOP PRODUCT EXPERIENCE BACK TO GROWTH

COMPANY OVERVIEW 11 1 2 3 ACCELERATE ENTERPRISE-WIDE DIGITAL REVOLUTION EXECUTE GLOBAL BRAND GROWTH ALWAYS FORWARD PLAN KEY OBJECTIVES: OPERATE WITH FINANCIAL DISCIPLINE

COMPANY OVERVIEW 1 PRODUCT GLOBAL BRAND GROWTH 12 COLLECTIONS & EXTENSIONS • Graphics Licensing • Activewear • A&F Best Dressed Guest DIGITAL CUSTOMER ACQUISITION • Influencer Channel • Social Commerce (Instagram, TikTok, WeChat) • Affiliate Sales GEOGRAPHIC EXPANSION • Localized Physical/Digital Experiences • Fuel Regional Growth (Americas, EMEA, APAC) • New Channels (Franchise, Licensing, Wholesale) VOICE EXPERIENCE

COMPANY OVERVIEW 13 KNOW THEM – expansion and acceleration of investments in customer analytics to improve customer engagement • Lead with Personalization • Fast, Digital Product Testing • Real Estate Location Analytics WOW THEM – investments in people, systems, and processes to improve the end-to-end customer experience • Modernize Foundation (Retail ERP, Data Infrastructure) • Consistent Omnichannel experience (Digital and In-Store) • Powerful, Modern Loyalty Program ENTERPRISE-WIDE DIGITAL REVOLUTION2

COMPANY OVERVIEW (1) Reflected as a percent of net sales. 14 34.2% 15.0% SELLING EXPENSE (1) OPERATING INCOME (1) NET SALES (100%) FINANCIAL DISCIPLINE3 $3.7B 2022 39.5% 2.5% 2023 2024 $4.9B$4.3B 35.8% 11.3% AGILE COST STRUCTURE; SEEK EFFICIENCIES WHILE INVESTING 15.2%GENERAL/ADMIN EXPENSE (1) 14.9% 15.9% 35.8%COST OF SALES (1) 43.1% 37.1% Cost of Sales improvement from 2022 on lower freight and raw material costs Net Sales growth across both units and average unit retail (AUR) on lower promotions Expense leverage from sales growth, net of inflation and investments in digital infrastructure, marketing

15.0%+15%Y/Y +16%Y/Y OPERATING MARGIN $10.69 “In fiscal 2024, we once again delivered on our commitments to our global customers and shareholders. We entered the fiscal year with the goal of achieving sustainable, profitable growth on top of a defining fiscal 2023, and our collective effort and focus produced results well beyond our initial expectations.” Fran Horowitz, CEO Abercrombie & Fitch Co. 15 2024 +16% Y/Y NET INCOME PER DILUTED SHARE NET SALES GLOBAL SALES GROWTH FY 2024 FINANCIAL DISCIPLINE +72% Y/Y +370 BPS Y/Y AMERICAS +17%Y/Y EMEA +12%Y/Y FULL YEAR UPDATE APAC +9%Y/Y $4.95B

2024 Q4 RESULTS $43 $36 $33 $41 $41 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 $1,191 $820 $901 $986 $1,320 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 $219 $165 $200 $182 $224 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 16 Americas Net Sales (in $ millions) EMEA Net Sales (in $ millions) APAC Net Sales (in $ millions) (1) Comparable sales are calculated on a constant currency basis. Refer to "Reporting and Use of GAAP and Non-GAAP Measures" for further discussion. 2024 Q4 NET SALES RESULTS BY SEGMENT +11% Y/Y +2% Y/Y (4)% Y/Y 23% 23% 23% 14% 11% 19%13% 16% 15% 2% 21% 3%10% 32% (4)% QUARTERLY NET SALES GROWTH QUARTERLY COMPARABLE SALES GROWTH(1) 17% 21% 18% 16% 15% 10% 23% 17% 13% 12% 21% 22% 21% 16% 17%

2024 Q4 RESULTS $698 $449 $552 $579 $812 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 $1,453 $1,021 $1,134 $1,209 $1,585 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 $755 $572 $582 $630 $773 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 17 Total Company Net Sales (in $ millions) Abercrombie Brands Net Sales (in $ millions) Hollister Brands Net Sales (in $ millions) (1) Comparable sales are calculated on a constant currency basis. Refer to "Reporting and Use of GAAP and Non-GAAP Measures" for further discussion. 2024 Q4 NET SALES RESULTS BY BRAND +9% Y/Y +2% Y/Y +16% Y/Y 21% 22% 21% 14% 9% 35% 31% 26% 2%15% 9% 17% 14%12% 16% QUARTERLY NET SALES GROWTH QUARTERLY COMPARABLE SALES GROWTH(1) 16% 21% 18% 16% 14% 28% 29% 11%21% 5% 6% 13% 15% 21% 24%

2024 Q4 RESULTS $2.97 $2.14 $2.50 $2.50 $3.57 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Operating Income (in $ millions) • EPS increased by 20% with operating income, further supported by improved effective tax rate and reduction in diluted weighted average shares outstanding from share repurchases $223 $130 $176 $179 $256 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 18 Net Income per Diluted Share • Operating Income improvement driven by 9% increase in sales compared to LY • Operating margin improvement driven by expense leverage, partially offset by higher freight costs 2024 Q4 OPERATING INCOME/ NET INCOME PER DILUTED SHARE +14.9% Y/Y +20% Y/Y OPERATING MARGIN 16.2%14.8%15.5%12.7%15.3%

2024 Q4 RESULTS CASH & EQUIVALENTS • $773M as compared to $901M last year MARKETABLE SECURITIES • Current investments of $116M INVENTORIES • $575M, up 22% from last year • Units up mid-single digits, costs higher on elevated freight, more normalized seasonal carryover, and category mix SHORT-TERM BORROWINGS • No borrowings outstanding under the company's senior secured revolving credit facility ("ABL Facility") • $450M of borrowing available under ABL Facility as of February 1, 2025 GROSS LONG-TERM BORROWINGS • No borrowings outstanding compared with $223M last year; all remaining outstanding 8.75% Senior Secured Notes, due in July 2025, were redeemed in the second quarter TOTAL LIQUIDITY (1) • $1.2B as compared to $1.2B last year $901M $864M $738M $683M $773M Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 (1) Liquidity is comprised of cash and equivalents and borrowing available under the ABL Facility. 19 Cash and Equivalents FINANCIAL POSITION2024 Q4

APPENDIX SHARE REPURCHASES 20 New $1.3 billion share repurchase authorization, which replaces prior share repurchase program authorized by the board in November 2021. Since the start of 2021, the Company has repurchased approximately 17 million shares for approximately $733 million. SHARE REPURCHASES (in thousands, except for average cost) NUMBER OF SHARES AVERAGE COST TOTAL COST ENDING SHARES OUTSTANDING Fiscal 2021 10,200 $37 $377,290 52,985 Fiscal 2022 4,770 $26 $125,775 49,002 Fiscal 2023 — $— $— 50,500 Fiscal 2024 1,616 $142 $229,807 49,735

OUTLOOK 21 2025 FISCAL OUTLOOK For fiscal 2025, the company expects: Q1 2025 Q1 OUTLOOK NET SALES GROWTH IN THE RANGE OF 4% TO 6% OPERATING MARGIN (1) IN THE RANGE OF 8% TO 9% EFFECTIVE TAX (2) AROUND 25% NET INCOME PER DILUTED SHARE (3) (4) IN THE RANGE OF $1.25 TO $1.45 SHARE REPURCHASES (4) $100 MILLION DILUTED WEIGHTED AVERAGE SHARES (3) AROUND 52 MILLION FY 2025 FULL YEAR OUTLOOK NET SALES GROWTH IN THE RANGE OF 3% TO 5% OPERATING MARGIN(1) IN THE RANGE OF 14% TO 15% EFFECTIVE TAX RATE (2) AROUND 26% NET INCOME PER DILUTED SHARE (3) (4) IN THE RANGE OF $10.40 TO $11.40 SHARE REPURCHASES (4) $400 MILLION DILUTED WEIGHTED AVERAGE SHARES (3) AROUND 51 MILLION CAPITAL EXPENDITURES ~$200 MILLION REAL ESTATE ACTIVITY (ALL APPROXIMATE) ~40 NET STORE OPENINGS 60 OPENINGS, 20 CLOSURES 40 REMODELS AND RIGHT-SIZES (1) The outlook for operating margin includes estimated impact from the tariffs announced in February 2025 on goods imported from China, Mexico, and Canada into the United States. It does not include impacts related to other potential future policy or legislative changes, additional potential tariffs imposed by the United States, or potential tariffs imposed by countries other than the United States. (2) The outlook for effective tax rate is sensitive to the jurisdictional mix and level of income and does not include the impact of potential future tax policy or legislative changes. (3) The outlook for net income per diluted share and diluted weighted average shares includes the anticipated impact to shares outstanding from potential share repurchase activity in fiscal 2025. (4) The timing and amount of any such repurchases will be determined based on an evaluation of market conditions, the company’s share price, legal requirements, and other factors.

APPENDIX 22

APPENDIX INCOME STATEMENT (1) Exclusive of depreciation and amortization. 23 Q4 GAAP FULL YEAR GAAP (in thousands) Q4 2024   % OF NET SALES Q4 2023   % OF NET SALES 2024   % OF NET SALES 2023   % OF NET SALES NET SALES $1,584,917 100.0% $1,452,907 100.0% $4,948,587 100.0% $4,280,677 100.0% COST OF SALES (1) 610,907 38.5% 539,338 37.1% 1,773,926 35.8% 1,587,265 37.1% OPERATING EXPENSE 720,967 45.5% 692,309 47.6% 2,440,473 49.3% 2,214,614 51.7% OTHER OPERATING (INCOME) EXPENSE, NET (3,021) (0.2)% (1,541) (0.1)% (6,632) (0.1)% (5,873) (0.1)% OPERATING INCOME 256,064 16.2% 222,801 15.3% 740,820 15.0% 484,671 11.3% INTEREST (INCOME) EXPENSE, NET (8,898) (0.6)% (4,839) (0.3)% (27,857) (0.6)% 372 0.0% INCOME BEFORE INCOME TAXES 264,962 16.7% 227,640 15.7% 768,677 15.5% 484,299 11.3% INCOME TAX EXPENSE 75,267 4.7% 66,537 4.6% 194,661 3.9% 148,886 3.5% NET INCOME $187,226 11.8% $158,447 10.9% $566,223 11.4% $328,123 7.7% NET INCOME PER SHARE BASIC $3.72 $3.13 $11.14 $6.53 DILUTED $3.57 $2.97 $10.69 $6.22 WEIGHTED-AVERAGE SHARES BASIC 50,265 50,559 50,839 50,250 DILUTED 52,461 53,399 52,971 52,726

APPENDIX BALANCE SHEET 24 (in thousands) FEBRUARY 1, 2025 FEBRUARY 3, 2024 CASH AND EQUIVALENTS $772,727 $900,884 MARKETABLE SECURITIES 116,221 — RECEIVABLES 105,324 78,346 INVENTORIES 575,005 469,466 OTHER CURRENT ASSETS 104,154 88,569 TOTAL CURRENT ASSETS $1,673,431 $1,537,265 PROPERTY AND EQUIPMENT, NET 575,773 538,033 OPERATING LEASE RIGHT-OF-USE ASSETS 803,121 678,256 OTHER ASSETS 247,562 220,679 TOTAL ASSETS $3,299,887 $2,974,233 ACCOUNTS PAYABLE $364,532 $296,976 ACCRUED EXPENSES 504,922 436,655 SHORT-TERM PORTION OF OPERATING LEASE LIABILITIES 211,600 179,625 INCOME TAXES PAYABLE 45,890 53,564 TOTAL CURRENT LIABILITIES $1,126,944 $966,820 LONG-TERM PORTION OF OPERATING LEASE LIABILITIES 740,013 646,624 LONG-TERM BORROWINGS, NET — 222,119 OTHER LIABILITIES 81,607 88,683 TOTAL LONG-TERM LIABILITIES $821,620 $957,426 TOTAL ABERCROMBIE & FITCH CO. STOCKHOLDERS EQUITY 1,335,628 1,035,160 NONCONTROLLING INTEREST 15,695 14,827 TOTAL STOCKHOLDERS' EQUITY $1,351,323 $1,049,987 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY $3,299,887 $2,974,233

APPENDIX STATEMENT OF CASH FLOWS 25 YEAR TO DATE PERIOD ENDED (in thousands) FEBRUARY 1, 2025 FEBRUARY 3, 2024 NET CASH PROVIDED BY OPERATING ACTIVITIES $710,376 $653,422 PURCHASES OF MARKETABLE SECURITIES (139,600) — PROCEEDS FROM MATURITIES OF MARKETABLE SECURITIES 24,800 — PURCHASES OF PROPERTY AND EQUIPMENT (182,903) (157,797) PROCEEDS FROM THE SALE OF PROPERTY AND EQUIPMENT — 615 NET CASH USED FOR INVESTING ACTIVITIES $(297,703) $(157,182) REPURCHASE/REDEMPTION OF SENIOR SECURED NOTES (223,331) (77,972) PAYMENT OF DEBT ISSUANCE COSTS AND FEES (3,291) (180) PURCHASES OF COMMON STOCK (229,807) — ACQUISITION OF COMMON STOCK FOR TAX WITHHOLDING OBLIGATIONS (70,208) (29,485) OTHER FINANCING ACTIVITIES (8,240) (3,564) NET CASH USED FOR FINANCING ACTIVITIES $(534,877) $(111,201) EFFECT OF FOREIGN CURRENCY EXCHANGE RATES ON CASH (7,086) (2,923) NET (DECREASE) INCREASE IN CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS $(129,290) $382,116 CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS, BEGINNING OF PERIOD $909,685 $527,569 CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS, END OF PERIOD $780,395 $909,685

APPENDIX (1) The tax effect of excluded items, calculated as the difference between the tax provision on a GAAP basis and an adjusted non-GAAP basis. FULL YEAR RECONCILIATION OF GAAP TO NON-GAAP RESULTS STATEMENT OF OPERATIONS FY 2024 GAAP EXCLUDED ITEMS FY 2024 NON-GAAP ASSET IMPAIRMENT $— $— $— OPERATING INCOME 740,820 — 740,820 INCOME BEFORE INCOME TAXES 768,677 — 768,677 INCOME TAX EXPENSE (1) 194,661 — 194,661 NET INCOME $566,223 $— $566,223 NET INCOME PER DILUTED SHARE $10.69 $— $10.69 DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING 52,971 52,971 FY 2023 GAAP EXCLUDED ITEMS FY 2023 NON-GAAP ASSET IMPAIRMENT $4,436 $(4,436) $— OPERATING INCOME 484,671 4,436 489,107 INCOME BEFORE INCOME TAXES 484,299 4,436 488,735 INCOME TAX EXPENSE (1) 148,886 1,231 150,117 NET INCOME $328,123 $3,205 $331,328 NET INCOME PER DILUTED SHARE $6.22 $0.06 $6.28 DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING 52,726 52,726 26

APPENDIX Q4 RECONCILIATION OF CONSTANT CURRENCY RESULTS NET SALES Q4 2024 Q4 2023 Δ % GAAP $1,584,917 $1,452,907 9% IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1) — (6,138) 0% NON-GAAP CONSTANT CURRENCY BASIS $1,584,917 $1,446,769 10% OPERATING INCOME Q4 2024 Q4 2023 Δ BPS (2) GAAP $256,064 $222,801 90 IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1) — (948) 0 ADJUSTED NON-GAAP CONSTANT CURRENCY BASIS $256,064 $221,853 90 NET INCOME PER DILUTED SHARE Q4 2024 Q4 2023 Δ $ GAAP $3.57 $2.97 $0.60 IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1) — (0.02) 0.02 ADJUSTED NON-GAAP CONSTANT CURRENCY BASIS $3.57 $2.95 $0.62 (1) The impact from foreign currency is determined by applying current period exchange rates to prior year results and is net of the year-over-year impact from hedging. The per diluted share impact from foreign currency is calculated using a 26% tax rate. (2) The estimated basis point impact has been rounded based on the percentage change. 27

APPENDIX FULL YEAR RECONCILIATION OF CONSTANT CURRENCY RESULTS NET SALES FY 2024 FY 2023 Δ % GAAP $4,948,587 $4,280,677 16% IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1) — (3,769) 0% NON-GAAP CONSTANT CURRENCY BASIS $4,948,587 $4,276,908 16% OPERATING (LOSS) INCOME FY 2024 FY 2023 Δ BPS (2) GAAP $740,820 $484,671 370 EXCLUDED ITEMS (3) — 4,436 (10) ADJUSTED NON-GAAP $740,820 $489,107 360 IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1) — 2,955 (10) ADJUSTED NON-GAAP CONSTANT CURRENCY BASIS $740,820 $492,062 350 NET (LOSS) INCOME PER DILUTED SHARE FY 2024 FY 2023 Δ $ GAAP $10.69 $6.22 $4.47 EXCLUDED ITEMS, NET OF TAX (3) — 0.06 0.06 ADJUSTED NON-GAAP $10.69 $6.28 $4.41 IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1) — 0.05 (0.05) ADJUSTED NON-GAAP CONSTANT CURRENCY BASIS $10.69 $6.33 $4.36 (1) The impact from foreign currency is determined by applying current period exchange rates to prior year results and is net of the year-over-year impact from hedging. The per diluted share impact from foreign currency is calculated using a 26% tax rate. (2) The estimated basis point impact has been rounded based on the percentage change. (3) Excluded items consist of pre-tax store and asset impairment charges 28

APPENDIX (1) The estimated impact from foreign currency is determined by applying current period exchange rates to prior year results and is net of the year-over-year impact from hedging. The per diluted share estimated impact from foreign currency is calculated using a 26% tax rate. (2) Net sales by segment are presented by attributing revenues to a physical store location or geographical region that fulfills the order. (in thousands) Q4 2024 Q4 2023 GAAP Δ % NON-GAAP CONSTANT CURRENCY BASIS Δ %GAAP IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1) NON-GAAP CONSTANT CURRENCY BASIS NET SALES BY REGION: (2) AMERICAS $ 1,319,720 $ 1,191,259 $ (2,358) $ 1,188,901 11% 11% EMEA 224,467 219,050 (3,066) 215,984 2% 4% APAC 40,730 42,598 (714) 41,884 (4)% (3)% TOTAL COMPANY $ 1,584,917 $ 1,452,907 $ (6,138) $ 1,446,769 9% 10% (in thousands) Q4 2024 Q4 2023 GAAP Δ % NON-GAAP CONSTANT CURRENCY BASIS Δ % GAAP IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1) NON-GAAP CONSTANT CURRENCY BASIS NET SALES BY BRAND: ABERCROMBIE 772,670 755,203 (2,370) 752,833 2% 3% HOLLISTER $ 812,247 $ 697,704 $ (3,768) $ 693,936 16% 17% TOTAL COMPANY $ 1,584,917 $ 1,452,907 $ (6,138) $ 1,446,769 9% 10% Q4 RECONCILIATION OF GAAP TO NON-GAAP RESULTS NET SALES BY BRAND AND GEOGRAPHY 29

FULL YEAR RECONCILIATION OF GAAP TO NON-GAAP RESULTS

NET SALES BY BRAND AND GEOGRAPHY

(in thousands)	FY 2024	FY 2023 GAAP	FY 2023 IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES [1]	FY 2023 NON-GAAP CONSTANT CURRENCY BASIS	GAAP Δ %	NON-GAAP CONSTANT CURRENCY BASIS Δ %
NET SALES BY REGION: [2]						
AMERICAS	$ 4,027,514	$ 3,455,674	$ (3,518)	$ 3,452,156	17%	17%
EMEA	770,519	687,095	2,716	689,811	12%	12%
APAC	150,554	137,908	(2,967)	134,941	9%	12%
TOTAL COMPANY	$ 4,948,587	$ 4,280,677	$ (3,769)	$ 4,276,908	16%	16%

(in thousands)	FY 2024	FY 2023 GAAP	FY 2023 IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES [1]	FY 2023 NON-GAAP CONSTANT CURRENCY BASIS	GAAP Δ %	NON-GAAP CONSTANT CURRENCY BASIS Δ %
NET SALES BY BRAND:						
ABERCROMBIE	2,556,434	2,201,686	(2,424)	2,199,262	16%	16%
HOLLISTER	$ 2,392,153	$ 2,078,991	$ (1,345)	$ 2,077,646	15%	15%
TOTAL COMPANY	$ 4,948,587	$ 4,280,677	$ (3,769)	$ 4,276,908	16%	16%

(1) The estimated impact from foreign currency is determined by applying current period exchange rates to prior year results and is net of the year-over-year impact from hedging. The per diluted share estimated impact from foreign currency is calculated using a 26% tax rate.

(2) Net sales by segment are presented by attributing revenues to a physical store location or geographical region that fulfills the order.



A&F Co. | APPENDIX

30